Rule 497(e)

1940 Act File No. 811-07685

1933 Act Registration No. 333-07305

FRONTIER FUNDS, INC.

Frontier MFG Global Sustainable Fund

Institutional Class Shares (FMSGX)

Service Class Shares (FMSRX)

Supplement dated October 2, 2025

to the Prospectus dated October 31, 2024

The Board of Directors of Frontier Funds, Inc. (the “Company”) has approved a change in the name of the Company and the Fund, upon the recommendation of the Fund’s investment adviser, Frontegra Asset Management, Inc. Frontier Funds, Inc. will be renamed MFG Funds, Inc. and the Frontier MFG Global Sustainable Fund will be renamed the MFG Global Sustainable Fund. The name changes will be effective on or about October 31, 2025.

Frontegra Asset Management, Inc. recommended the name change to reflect and reinforce the Fund’s long-standing relationship with the Fund’s subadviser and its parent company, Magellan Financial Group Ltd. (“MFG”) and to promote the brand continuity of the Company’s investment strategies. In addition to the Fund name changes, MFG’s investment management business has been rebranded as Magellan Investment Partners.

Please retain this Supplement for future reference.